UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21110
                                                     ---------

                     OFI Tremont Core Strategies Hedge Fund
                     --------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 03/31/2008
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

MARCH 31, 2008
--------------------------------------------------------------------------------
      OFI
      Tremont Core
      Strategies Hedge Fund                                     Annual Report
--------------------------------------------------------------------------------

                                                         [OPPENHEIMERFUNDS LOGO]

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

OFI Tremont Core Strategies Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the twelve months ended March 31, 2008.

      The Fund gained 0.18% for the fiscal year ended March 31, 2008. The fiscal year began with positive performance throughout the second calendar quarter of 2007. The equity markets were strong in April and May on the back of robust Merger and Acquisition ("M&A") activity, strong corporate earnings, and tame inflation data. The Fund was led by strong returns from long/short equity and event driven managers. In June, the Fund was able to produce modest returns while the equity markets began to sell off and volatility increased due to apprehensions regarding the sub-prime mortgage market.

      During the month of July, the markets experienced a sharp spike in volatility as fears spawned by the sub-prime mortgage turmoil continued to spread. Global equity markets corrected sharply during the month as M&A activity and the equity markets became threatened by worries over financial leverage. The Fund saw positive performance from emerging markets as well as the fixed income arbitrage space. The Fund's allocation to fixed income arbitrage was highlighted by strong returns from a manager with a short position on the ABX Index. The multi-strategy managers were negative during July. Managers in the event driven and long/short equity space also detracted for the month.

      In August, quantitative equity market neutral managers deleveraged early in the month as volatility peaked and concerns of liquidity in the credit markets continued. Statistical arbitrage traders were squeezed on both long and short positions as market players closed out of equity positions to free up cash for deleveraging. Deep value long/short equity managers also suffered as the markets traded outside of fundamentals. By the end of the month, the equity markets reverted back to fundamentals and some of the equity market neutral and long/short equity managers were able to win back losses. Manager positioning remained fairly stable, with a few cutting risk and a few actually adding to risk (covering shorts and adding to longs).

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/08

                              Since
                              Inception
1-Year           5-Year       (1/2/03)
-----------------------------------------
0.18%            5.60%        5.77%

EXPENSE RATIOS

For the Fiscal Year Ended 3/31/08

Gross              Net
Expense            Expense
Ratio              Ratio
----------------------------
1.80%              1.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL TOTAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE HEDGE FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDINGS, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE ADVISER IS CURRENTLY ASSUMING A PORTION OF THE FUND'S EXPENSES, WITHOUT WHICH PERFORMANCE MAY HAVE BEEN LESS. THAT UNDERTAKING MAY BE MODIFIED OR TERMINATED AT ANY TIME.

                   5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      In September, investors returned to the buy side of equity and bond markets following an aggressive interest rate cut by the Federal Reserve Board (the "Fed"). Uncertainty spurred by the sub-prime mortgage market crisis had extended beyond the credit markets and posed a threat to the health of the U.S. economy. In response, the Fed cut rates by 50 basis points on September 18, mitigating illiquidity fears and prompting a rally in both equity and fixed income markets. The commodities markets also benefited from the Fed cut as the U.S. Dollar fell to record lows against the Euro, helping to drive oil prices to record highs and bolstering prices of gold and copper. September proved to be a strong month across most hedge fund strategies. Directional managers with exposures to equities and commodities tended to benefit the most.

      Despite the fact that equities generally sold off during the fourth calendar quarter, the Fund ended that three month period in positive territory. A particularly strong month was October where positive performance was generated by all strategies, excluding managed futures. November was an overall negative month; however some long/short equity managers within the portfolio were able to profit from their short positions in place. Also, the Fund's fixed income arbitrage managers were positive, capitalizing on increased volatility. Although the broader group of assets within this space remained mired in illiquidity, these fixed income arbitrage managers were picking extreme valuations, typically acting in those higher quality assets where value had been more transparent and discernible. As the Fund closed 2007, rebalancing efforts were made to reduce overall leverage, increase liquidity and expand diversification. The number of overall managers positions increased slightly, and the Fund began 2008 invested with 44 managers.

      Even with the defensive moves made within the Fund, the new year brought additional challenges and the Fund experienced a period of overall negative returns. This quarter proved to be very difficult for most hedge fund strategies as markets were still beleaguered by the unrelenting sub-prime crisis and concerns over global economic slowdown. Early on, the Fed responded with an unprecedented 1.25% reduction in rates within an eight day period. Volatility spiked in both fixed income and equity markets. Global equities and the U.S. dollar plummeted and treasury securities rose in a flight to quality. During January, the Fund suffered due to losses primarily by event driven, long/short, emerging markets and multi-strategy managers.

      In February, the Fund was able to produce a positive return while most equity indices were flat to down. The Fund's managed futures and global macro managers led performance due to a rally in commodities driven by inflation concerns and the weak dollar. Emerging markets and equity market neutral managers also positively contributed.

                   6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

      In the latter half of the quarter, volatility remained high throughout March, which was highlighted by the near collapse and subsequent bail out of Bear Stearns by the Fed. Long/short equity managers suffered as short investments in financials and REITs rallied in response to the Fed action and rate reduction. A handful of event driven managers in the Fund were also affected negatively in March. The largest detractor however during the month was a fixed income arbitrage manager which was hurt by the dramatic movements in the Japanese yield curve. As a result of these losses in March, combined with the challenges faced in January, the Fund finished the quarter down 5.1%.

The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until March 31, 2008. Performance is measured from the inception of the Fund on January 2, 2003. The Fund's performance is compared to the performance of the Lehman Brothers Government Credit Bond Index; an unmanaged index widely regarded as a general measurement of the performance of government, government-related and investment grade corporate debt obligations. The Fund's performance is also compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The indices cannot be purchased directly by investors and are shown for illustrative purposes only and do not predict or depict the performance of the Fund. The indices' performance reflects the reinvestment of income but do not consider the effect of transaction costs and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the investments of the Underlying Fund Managers are not limited to the investments in the indices.

                   7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

- OFI Tremont Core Strategies Hedge Fund
- S&P 500 Index 1
- Lehman Brothers Government Credit Bond Index 2

                               [PERFORMENCE GRAPH]

                    OFI Tremont          S&P 500         Lehman Brothers
                  Core Strategies         Index         Government Credit
                    Hedge Fund                              Bond Index

01/02/2003             10,000             10,000              10,000
03/31/2003             10,221              9,685              10,165
06/30/2003             10,484             11,175              10,523
09/30/2003             10,593             11,471              10,470
12/31/2003             10,693             12,867              10,467
03/31/2004             10,857             13,085              10,789
06/30/2004             10,774             13,310              10,447
09/30/2004             10,767             13,061              10,819
12/31/2004             11,250             14,266              10,906
03/31/2005             11,212             13,959              10,832
06/30/2005             11,145             14,150              11,205
09/30/2005             11,601             14,660              11,098
12/31/2005             11,701             14,966              11,164
03/31/2006             12,346             15,595              11,051
06/30/2006             12,361             15,371              11,036
09/30/2006             12,335             16,241              11,467
12/31/2006             12,921             17,328              11,586
03/31/2007             13,399             17,439              11,756
06/30/2007             13,923             18,533              11,698
09/30/2007             13,856             18,909              12,050
12/31/2007             14,144             18,279              12,423
03/31/2008             13,423             16,553              12,738


Average Annual Total Return of the Fund at 03/31/2008

1-Year    5-Year    Since Inception (1/2/03)
------    ------          ---------
 0.18%     5.60%            5.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES AND EXPENSES. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTIONS OF FUND SHARES. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

1. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

2. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.

                   8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND INVESTMENT ALLOCATION
--------------------------------------------------------------------------------

FUND INVESTMENT ALLOCATION

                                   [PIE CHART]

- Event Driven                            25.5%
- Long/Short Equity                       23.3
- Managed Futures                         10.4
- Multi Strategy                           9.4
- Global Macro                             7.9
- Fixed Income Arbitrage                   7.1
- Equity Market Neutral                    7.1
- Emerging Markets                         5.0
- Convertible Arbitrage                    2.9
- Cash Equivalents                         1.4
- Warrants                                 0.0

The Fund's portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2008, and are based on total investments in investment funds and cash equivalents.

                   9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               BEGINNING                 ENDING                  EXPENSES PAID DURING
                                               ACCOUNT VALUE             ACCOUNT VALUE           6 MONTHS ENDED
ACTUAL                                         OCTOBER 1, 2007           MARCH 31, 2008          MARCH 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                               $      1,000.00           $       963.30          $               7.26

HYPOTHETICAL
(5% return before expenses)
------------------------------------------------------------------------------------------------------------------------
                                                      1,000.00                 1,017.65                          7.44

EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, DIVIDED BY 2 (TO REFLECT THE ONE-HALF YEAR PERIOD). THE ANNUALIZED EXPENSE RATIO FOR THE 6-MONTH PERIOD ENDED MARCH 31, 2008 WAS 1.47%.

THE EXPENSE RATIO REFLECTS VOLUNTARY WAIVERS OF EXPENSES BY THE FUND'S ADVISER THAT CAN BE TERMINATED AT ANY TIME, WITHOUT ADVANCE NOTICE. THE "FINANCIAL HIGHLIGHTS" TABLE IN THE FUND'S FINANCIAL STATEMENTS, INCLUDED IN THIS REPORT, ALSO SHOWS THE GROSS EXPENSE RATIO, WITHOUT SUCH REIMBURSEMENTS.

                  10 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS March 31, 2008
--------------------------------------------------------------------------------

                                                                                             % OF
                                                                                    FAIR      NET                    ACQUISITION
                                                                   COST            VALUE   ASSETS   LIQUIDITY 1           DATE 2
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE ARBITRAGE
Quattro Offshore Fund, Ltd.                               $   5,537,701   $    5,119,532      2.8%  Quarterly              10/07
----------------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS
Quorum Fund Ltd.                                                600,000        2,498,526      1.3   Monthly                01/06
ARX Brazil Fund--Long Short                                   1,000,000        1,032,248      0.6   Monthly                10/07
ARX Brazil Fund SPC Multistrategy                             2,000,000        2,004,244      1.1   Monthly                10/07
Black River Emerging Markets Credit Opportunity
Fund Ltd.                                                       825,546          825,546      0.4   Semi-Annually          03/08 4
Golden China Fund                                             1,068,194          696,766      0.4   Monthly                11/07
LAPP Opportunity Fund Ltd.                                    2,000,000        1,695,963      0.9   Monthly                10/07
                                                          ---------------------------------------
TOTAL EMERGING MARKETS                                        7,493,740        8,753,293      4.7
----------------------------------------------------------------------------------------------------------------------------------

EQUITY MARKET NEUTRAL
Barclays Global Investors The 32 Capital Fund Ltd.              975,002        2,884,580      1.6   Monthly          01/03-01/04
Menta Global Offshore Ltd.                                    3,750,000        3,391,966      1.8   Monthly                08/07
O'Connor Global Fundamental Market Neutral
Long/Short Ltd.                                               2,500,000        6,291,498      3.4   Monthly          04/05-07/06
                                                          ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                   7,225,002       12,568,044      6.8
----------------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN
Ahab International Ltd.                                       5,500,000        5,028,554      2.7   Quarterly              01/08
Avenue Asia International Ltd.                                4,585,366        4,538,883      2.5   Illiquid 3             01/06
Courage Special Situations Offshore Fund Ltd.                 2,108,190        2,108,190      1.1   Annually               03/08 4
GoldenTree Credit Opportunities Ltd.                          2,895,579        4,492,215      2.4   Semi-Annually          01/05
Halcyon Structured Opportunities Offshore Fund Ltd.           5,335,620        4,872,374      2.6   Quarterly              01/08 5
Highland Crusader Fund II Ltd.                                2,000,000        3,942,240      2.1   Semi-Annually          09/05
Jana Offshore Partners Fund Ltd.                              5,750,000        5,428,888      2.9   Quarterly        07/07-02/08
Lispenard Street Credit Fund Ltd.                             2,700,000        2,350,741      1.3   Monthly                10/07
Magnetar Risk Linked Fund Ltd.                                3,091,259        3,365,035      1.8   Semi-Annually    02/07-03/08 5
Oceanwood Global Opportunities Fund Ltd.                      5,000,000        4,902,143      2.6   Quarterly              02/07
Perry Partners L.P.                                             327,643        1,188,205      0.6   Illiquid 3       02/05-03/08 5
Third Point Partners, L.P.                                           --           87,359      0.1   Illiquid 3       10/04-04/05
SOLA I                                                        2,750,000        2,686,569      1.4   Quarterly              01/08
                                                          ---------------------------------------
TOTAL EVENT DRIVEN                                           42,043,657       44,991,396     24.1
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME ARBITRAGE
Endeavour Fund II Ltd.                                        6,479,908        4,679,047      2.5   Quarterly        01/08-03/08 5
Obsidian Fund (Offshore) Ltd.                                 2,000,000        1,991,808      1.1   Quarterly              01/08
Mariner--Tricadia Credit Strategies Fund Ltd.                        --        3,345,564      1.8   Quarterly              05/05
Prologue Feeder Fund Ltd.                                     2,600,000        2,578,680      1.4   Quarterly              03/08
                                                          ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                 11,079,908       12,595,099      6.8
----------------------------------------------------------------------------------------------------------------------------------

GLOBAL MACRO
Clarium Capital Fund Ltd.                                     2,000,000        2,302,000      1.2   Quarterly              01/08
Drawbridge Global Macro Fund Ltd.                             5,500,000        5,474,409      2.9   Quarterly              01/08
Galtere International Fund Ltd.                               5,500,000        6,086,675      3.3   Quarterly              01/08
                                                          ---------------------------------------
TOTAL GLOBAL MACRO                                           13,000,000       13,863,084      7.4
----------------------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY
Delta Fund Europe Ltd.                                        3,250,000        5,365,648      2.9   Quarterly              01/06
Endeavour Capital Offshore Fund Ltd.                          3,294,833        5,943,739      3.2   Quarterly              01/06
Hayground Cove Overseas Partners Ltd.                         3,000,000        4,648,634      2.5   Monthly          11/04-01/05
Highline Capital International Ltd.                           6,000,000        5,904,562      3.2   Quarterly              01/08
Kinetics Fund, Inc.                                                  --        1,942,988      1.0   Monthly                04/04
MBAM Jandakot Fund                                            2,000,000        2,068,256      1.1   Monthly                08/07
S.W. Mitchell European Fund                                   2,500,000        2,000,232      1.1   Monthly                10/07
Sandler Offshore Fund Inc.                                    5,350,000        5,301,808      2.9   Monthly          12/07-02/08
TCS Capital International Ltd.                                1,500,000        3,779,837      2.0   Quarterly              01/06

                  11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                             % OF
                                                                                    FAIR      NET                    ACQUISITION
                                                                   COST            VALUE   ASSETS   LIQUIDITY 1           DATE 2
----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY Continued
WF Japan Fund Ltd.                                        $   5,000,000   $    4,061,000      2.2%  Monthly                02/06
                                                          ---------------------------------------
TOTAL LONG/SHORT EQUITY                                      31,894,833       41,016,704     22.1
----------------------------------------------------------------------------------------------------------------------------------

MANAGED FUTURES
Blenheim Global Markets Fund Ltd.                             4,006,808        5,792,505      3.1   Monthly                06/06
BlueTrend Fund Ltd.                                           5,500,000        6,589,903      3.5   Monthly                01/08
Crabel Fund Ltd.                                              5,500,000        5,887,110      3.2   Monthly                01/08
                                                          ---------------------------------------
TOTAL MANAGED FUTURES                                        15,006,808       18,269,518      9.8
----------------------------------------------------------------------------------------------------------------------------------

MULTI STRATEGY
Canyon Value Realization Fund Ltd.                            5,500,000        5,240,977      2.8   Monthly                01/08
D.E. Shaw Composite International Fund                          601,999        2,225,533      1.2   Illiquid 3       01/06-03/08 5
Highbridge Asia Opportunities Fund Ltd.                       3,000,000        4,525,460      2.4   Quarterly              02/06
Shepherd Investments International Ltd.                       3,963,267        3,907,662      2.1   Quarterly        02/08-03/08 5
Stark Investments L.P.                                          685,528          685,528      0.4   Illiquid 3             03/08 4
                                                          ---------------------------------------
TOTAL MULTI STRATEGY                                         13,750,794       16,585,160      8.9
                                                          ---------------------------------------
Total Investments in Investment Funds                       147,032,443      173,761,830     93.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------------------------------------------------

Familymeds Group, Inc. (17,079 shares) Exp. 10/02/08 6           16,524               --      0.0
                                                          ---------------------------------------
Total Investments in Investment Funds and Warrants          147,048,967      173,761,830     93.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------

Citibank II Money Market Deposit Account                      2,547,534        2,547,534     93.4
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
CASH EQUIVALENTS                                          $ 149,596,501      176,309,364     94.8
                                                          =============
OTHER ASSETS IN EXCESS OF LIABILITIES                                          9,619,373      5.2
                                                                          -----------------------
NET ASSETS                                                                $  185,928,737    100.0%
                                                                          =======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

3. The Fund has placed a full redemption request with respect to its investment in this investment Fund. The Fund will receive its redemption proceeds following the sale of certain securities held by the Investment Fund. The value of the Fund's investment will fluctuate, based on market conditions, until the Investment Fund completes the sale of these securities.

4. Investment in investment fund acquired on March 31, 2008 as a result of merger with OFI Tremont Market Neutral Hedge Fund. See note 3 of the accompanying notes.

5. Additional investment in investment fund acquired on March 31, 2008 as a result of merger with OFI Tremont Market Neutral Hedge Fund. See note 3 of the accompanying notes.

6. Warrants received as a result of an in-kind redemption are illiquid. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------

Investments in investment funds, at fair value (cost $147,048,967)                                      $    173,761,830
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                                                      2,547,534
--------------------------------------------------------------------------------------------------------------------------

Receivables and other assets:
Investment funds sold                                                                                         33,259,448
Investments in investment fund made in advance                                                                 2,500,000
Receivable from Adviser                                                                                           73,453
Other assets                                                                                                      80,284
                                                                                                        ------------------
Total assets                                                                                                 212,222,549
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------------

Payables:
Shareholder redemption                                                                                        25,648,386
Management fee                                                                                                   458,308
Administration fee                                                                                                53,423
Professional fees                                                                                                 26,480
Trustees' fees and expenses                                                                                        5,000
Miscellaneous fees                                                                                               102,215
                                                                                                        ------------------
Total liabilities                                                                                             26,293,812

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $    185,928,737
                                                                                                        ==================
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)              $            224
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                   214,584,057
--------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                              (45,352,084)
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment funds and securities                                             (10,016,323)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investment funds and securities                                                26,712,863
                                                                                                        ------------------
NET ASSETS                                                                                              $    185,928,737
                                                                                                        ==================
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------

(based on net assets of $185,928,737 and 224,113.947 shares of beneficial interest outstanding)         $         829.62

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  13 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------

Interest                                                                                                $        297,483

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------------------------

Management fee                                                                                                 2,874,185
--------------------------------------------------------------------------------------------------------------------------
Administration fee                                                                                               287,454
--------------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                                  58,584
--------------------------------------------------------------------------------------------------------------------------
Professional fees                                                                                                 45,380
--------------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                 40,898
--------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                          258
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous fees                                                                                               106,368
                                                                                                        ------------------
Total expenses                                                                                                 3,413,127
Less: Waiver of expenses by the Adviser                                                                         (574,178)
                                                                                                        ------------------
Net expenses                                                                                                   2,838,949

--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                           (2,541,466)

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------

Net realized gain on investment funds and other investments                                                   27,849,283
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on investment funds and other investments               (23,990,055)

--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $      1,317,762
                                                                                                        ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  14 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                                                                  2008               2007
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------

Net investment loss                                                                        $    (2,541,466)   $    (2,781,265)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                               27,849,283          6,741,175
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation)                                           (23,990,055)        13,675,913
                                                                                           ------------------------------------
Net increase in net assets resulting from operations                                             1,317,762         17,635,823
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment income                                                           (11,971,230)       (31,000,580)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                           (10,305,889)        (4,910,174)
-------------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution                                                             (10,430,850)       (11,261,308)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest transactions                      24,153,799         14,124,243
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

Total decrease                                                                                  (7,236,408)       (15,411,996)
-------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                              193,165,145        208,577,141
                                                                                           ------------------------------------
End of year (including accumulated net investment loss of $45,352,084 and $40,216,761,
respectively)                                                                              $   185,928,737    $   193,165,145
                                                                                           ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  15 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from operations                                                    $      1,317,762
--------------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on investment funds                                                                        (27,849,283)
Net change in unrealized appreciation on investments                                                          23,990,055
Purchases of investment funds                                                                               (100,322,011)
Proceeds from sales of investment funds                                                                      131,362,740
Decrease in receivable for investment funds sold                                                              22,637,396
Increase in investment in investment funds made in advance                                                    (2,500,000)
Increase in other assets                                                                                         (14,132)
Increase in receivable from Adviser                                                                               (6,139)
Decrease in management fee payable                                                                              (123,731)
Decrease in administration fee payable                                                                           (11,737)
Decrease in professional fees payable                                                                            (15,878)
Decrease in Trustees' fees and expenses payable                                                                   (7,860)
Increase in miscellaneous fees payable                                                                            50,849
                                                                                                        ------------------
Net cash provided by operating activities                                                                     48,508,031

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------------------------------------------

Proceeds from bank borrowings                                                                                 48,500,000
Payments on bank borrowings                                                                                  (48,500,000)
Proceeds from shares of beneficial interest sold                                                               7,001,001
Payments of shares of beneficial interest redeemed                                                           (59,705,142)
                                                                                                        ------------------
Net cash used in financing activities                                                                        (52,704,141)
--------------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                                     (4,196,110)
--------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                                 1,896,108
Acquistion of cash and cash equivalents from OFI Tremont Market Neutral Hedge Fund                             4,847,536
                                                                                                        ------------------
Cash and cash equivalents at end of year                                                                $      2,547,534
                                                                                                        ==================

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of purchases from an in-kind distribution of securities of $78,222.
Non-cash financing activities not included herein consist of reinvestment of dividends distributions of $32,707,969.
Cash paid for interest on bank borrowings -- $58,584.

Non-cash operating activities not included herin as a result of the acquistion of OFI Tremont Market Neutral Hedge Fund (see Note 3) consist of:
Purchases of investments in investment funds of $9,652,843.
Purchases of receivables from investment funds sold of $21,655,688.
Purchases of receivable from adviser of $18,500.
Purchase of other assets of $16,517.
Purchase of shareholder redemptions of $23,075,644.
Purchase of management fee payable of $65,082.
Purchase of administration fees of $8,804.
Purchase of professional fee payable of $120.
Purchase of Trustees' fees payable of $952.
Purchase of miscellaneous fees payable $25,990.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  16 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


YEAR ENDED MARCH 31,                                            2008         2007           2006           2005          2004
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $    965.60   $ 1,086.41    $  1,008.24    $  1,037.32    $ 1,021.95
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 1                                         (12.55)      (13.66)        (14.22)        (15.58)       (17.82)
Net realized and unrealized gain                               44.90       124.45         115.14          52.77         82.47
                                                         ----------------------------------------------------------------------
Total income from investment operations                        32.35       110.79         100.92          37.19         64.65
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (61.61)     (152.20)            --         (13.05)        (7.16)
Distributions from net realized gain                          (53.04)      (24.11)        (22.75)        (16.41)       (12.66)
Tax return of capital distribution                            (53.68)      (55.29)            --         (36.81)       (29.46)
                                                         ----------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (168.33)     (231.60)        (22.75)        (66.27)       (49.28)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    829.62   $   965.60    $  1,086.41    $  1,008.24    $ 1,037.32
                                                         ======================================================================

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                              0.18%        8.54%         10.12%          3.27%         6.22%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                 $   185,929   $  193,165    $   208,577    $   240,069    $  105,484
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                            (1.34)%      (1.28)%        (1.35)%        (1.45)%       (1.71)%
Total expenses                                                  1.80%        1.78%         (1.82)%         1.78%         1.89%
Expenses, net of waiver of expenses by the Adviser              1.50%        1.48%          1.45%          1.48%         1.75%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate 4                                         55%          12%            42%            48%           38%

1. Based on average shares outstanding during each period.

2. Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  17 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Core Strategies Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

      OppenheimerFunds, Inc. (the "Adviser") serves as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Sub-Adviser"), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund's Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares. Generally, the Fund will offer to repurchase shares four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund's Board will establish the amount of shares that the Fund will offer to repurchase. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

                   18 | OFI TREMONT CORE STRATEGIES HEDGE FUND

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

                   19 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                   BASED ON COST
                                                               OF SECURITIES AND
UNDISTRIBUTED NET   UNDISTRIBUTED                          OTHER INVESTMENTS FOR
INVESTMENT              LONG-TERM       ACCUMULATED LOSS          FEDERAL INCOME
INCOME                       GAIN   CARRYFORWARD 1,2,3,4            TAX PURPOSES
--------------------------------------------------------------------------------
$              --   $          --   $          5,445,813   $          23,209,731

1. The Fund had $507,416 of post-October foreign currency losses which were deferred.

2. The Fund had $4,938,397 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended March 31, 2007, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

                    REDUCTION TO      REDUCTION TO
                     ACCUMULATED   ACCUMULATED NET
REDUCTION TO      NET INVESTMENT     REALIZED GAIN
PAID-IN CAPITAL             LOSS    ON INVESTMENTS
--------------------------------------------------
$     1,279,165   $   19,808,223   $    18,529,058

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 was as follows:

                                  YEAR ENDED       YEAR ENDED
                              MARCH 31, 2008   MARCH 31, 2007
-------------------------------------------------------------
Distributions paid from:
Ordinary income               $   15,156,859   $   34,109,470
Long-term capital gain             7,120,260        1,801,284
Return of capital                 10,430,850       11,261,308
                              -------------------------------
Total                         $   32,707,969   $   47,172,062
                              ===============================

The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition,

                   20 | OFI TREMONT CORE STRATEGIES HEDGE FUND the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2008 as noted below.

Federal tax cost of investment funds     $    196,971,561
                                         ================
Gross unrealized appreciation            $             --
Gross unrealized depreciation                 (23,209,731)
                                         ----------------
Net unrealized depreciation              $    (23,209,731)
                                         ================

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates fair value.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
3. ACQUISITION OF OFI TREMONT MARKET NEUTRAL HEDGE FUND

On March 31, 2008, the Fund acquired all of the net assets of OFI Tremont Market Neutral Hedge Fund, pursuant to an Agreement and Plan of Reorganization approved by the OFI Tremont Market Neutral shareholders on March 21, 2008. The Fund issued 15,687.29 shares (at an exchange ratio of 0.88748 of the Fund's shares to one share of OFI Tremont Market Neutral Hedge Fund), valued at $13,014,494 in exchange for the net assets, resulting in combined net assets of $185,928,737 on March 31, 2008. The exchange qualified as a taxable exchange for federal income tax purposes. The Fund's net assets immediately prior to the acquisition were $172,914,243. The Adviser voluntarily agreed to reimburse the Fund for its costs associated with the merger in the amount of $18,500.

--------------------------------------------------------------------------------
4. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT FEES.

As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee") computed at an annual rate of 1.50% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). As of May 1, 2004 the Fund's Adviser began waiving a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last business day of the month (before any repurchases of shares). That undertaking may be amended or withdrawn at any time. For the year ended March 31, 2008, the Management Fee incurred by the Fund was $2,874,185 and the Adviser waived $479,031 in connection with its voluntary undertaking. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. The fee is payable to the Sub-Adviser by the Adviser and not the Fund.

                        21 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER MANAGEMENT FEES.
Continued

      Effective April 1, 2004, the Adviser has voluntarily undertaken to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking may be amended or withdrawn at any time without notice to shareholders. For the year ended March 31, 2008, the Adviser waived additional management fees in the amount of $95,147 in connection with this voluntary undertaking.

--------------------------------------------------------------------------------
ADMINISTRATION FEES. Under the terms of an administration agreement (the "Administration Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2008, the Administration Fee incurred by the Fund was $287,454. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed 0.25% (on an annualized basis) of the aggregate value of outstanding shares held by such shareholders to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

--------------------------------------------------------------------------------
OFI SHARES. OFI owned 324.062 and 138.770 shares of the Fund, valued at $253,702 and $133,996, respectively, as of March 31, 2008 and March 31, 2007.

--------------------------------------------------------------------------------
DISTRIBUTOR. Under the General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.

--------------------------------------------------------------------------------
TRUSTEE'S COMPENSATION. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

      The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Fund's projected benefit obligations were increased by $4,733 and payments of $5,008 were made to retired trustees, resulting in an accumulated liability of $951 as of March 31, 2008.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Asset and Liabilities. Deferral of trustees' fees under the

                   22 | OFI TREMONT CORE STRATEGIES HEDGE FUND plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

--------------------------------------------------------------------------------
5. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED MARCH 31, 2008     YEAR ENDED MARCH 31, 2007
                                       SHARES          AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Subscriptions                       7,036.536   $   7,001,001    22,404.487   $  23,874,072
Shares issued in connection
  with acquisition of
   OFI Tremont Market Neutral
    Hedge Fund--see Note 3         15,687.292      13,014,494            --              --
Dividends and/or distributions
  reinvested                       32,255.107      32,707,969    42,028.224      47,172,062
Redemptions                       (30,912.438)    (28,569,665)  (56,372.107)    (56,921,891)
                                 ------------------------------------------------------------
Net increase                       24,066.497   $  24,153,799     8,060.604   $  14,124,243
                                 ============================================================

--------------------------------------------------------------------------------
6. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2008, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment and subject to certain other terms and conditions as set forth in the Investment Funds' offering documents. Information related to each Investment Fund is included on the Statement of Investments. At March 31, 2008, the Fund had approximately 4.00% of capital invested in Investment Funds with remaining lock-up provisions extending beyond one year from March 31, 2008.

      For the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of Investment Funds and securities were $109,974,854 and $131,362,740 respectively.

--------------------------------------------------------------------------------
7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts.

      The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

--------------------------------------------------------------------------------
8. BORROWINGS

The Fund may borrow in amounts up to one-third of its total assets (including the amount borrowed) for investment purposes, to meet repurchase requests and for cash management purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      For the period April 1, 2007 to March 14, 2008, the Fund had a Credit Agreement with the Bank of Nova Scotia which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured credit facility that permitted borrowings of up to $60,000,000, collectively. The borrowings of any single fund under the credit facility were limited to 15% of its net assets. The Fund agreed to pay the Bank of Nova Scotia interest on the committed, unsecured credit facility at rates that referenced the Federal Funds or LIBOR rates. The committed, unsecured credit facility also required a fee to be paid by the Fund, based on its pro rate share of the average unutilized amount of the credit facility. Effective March 14, 2008, the Fund closed its Credit Agreement with the Bank of Nova Scotia.

                   23 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. BORROWINGS Continued

      For the year ended March 31, 2008, the average daily borrowed balance of the Fund was $1,073,934 at an average daily interest rate of 5.33%. The Fund had no outstanding borrowings as of March 31, 2008. Expenses incurred by the Fund with respect to interest on borrowings, commitment fees and facility start-up costs are disclosed separately or as miscellaneous fees on the Statement of Operations.

      Effective March 31, 2008, the Fund entered into a $27,000,000 committed, revolving line of credit with The Bank of New York. Under the credit line, the Fund may borrow an amount that when combined with the other borrowings of the Fund would not exceed 15% of its net assets. The Fund's borrowing capacity is also limited to the portion of the unused line of credit at any point in time. The Fund has agreed to pay the Bank of New York interest on the revolving line of credit at rates that reference the Federal Funds or LIBOR rates. The expiration date of such credit agreement is March 27, 2009. The committed line of credit also requires a fee to be paid by the Fund based on the amount of the aggregate commitment which has not been utilized. The Fund had no borrowings outstanding at March 31, 2008.

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Adviser is evaluating the implications of FAS157 and its impact on the amounts reported in the financial statements has not yet been determined; however, additional disclosures will be required about the inputs used to develop the measurement of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

                    24 | OFI TREMONT CORE STRATEGIES HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT CORE STRATEGIES HEDGE FUND

We have audited the accompanying statement of assets and liabilities of OFI Tremont Core Strategies Hedge Fund (the "Fund"), including the statement of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended March 31, 2007 were audited by another independent registered public accounting firm whose report dated May 22, 2006 expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2008, by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of OFI Tremont Core Strategies Hedge Fund at March 31, 2008, the results of its operations and cash flows for the year then ended and the changes in net assets and financial highlights for each of the years in the two-year period then ended in conformity with U.S. generally accepted accounting principles.

[-s- KPMG LLP]

KPMG LLP

New York, New York
May 27, 2008

                    25 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2009, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $168.33 per share were paid to shareholders on December 1, 2007, of which $36.64 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2008 which are not designated as capital gain distributions should be multiplied by 0.23% to arrive at the amount eligible for the corporate dividend received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $223,763 of the Fund's fiscal year taxable income is qualified dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2008 which are not designated as capital gain distributions should be multiplied by 0.87% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax registered investment company dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2008 which are not designated as capital gain distributions should be multiplied by 1.88% to arrive at the amount of interest earned by the Fund on securities issued by the U.S. Treasury.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    26 | OFI TREMONT CORE STRATEGIES HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                    27 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
THE FUND, LENGTH OF              TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
SERVICE, AGE                     CURRENTLY OVERSEEN

INDEPENDENT TRUSTEES             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                                 TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P. (hedge fund) (September
Chairman of the Board of         1995-December 2007); Director of Special Value Opportunities Fund, LLC
Trustees (since 2007),           (registered investment company) (affiliate of the Manager's parent
Trustee (since 2005)             company) (since September 2004); Chairman (since August 2007) and Trustee
Age: 65                          (since August 1991) of the Board of Trustees of The Jackson Laboratory
                                 (non-profit); Treasurer and Trustee of the Institute for Advanced Study
                                 (non-profit educational institute) (since May 1992); Member of Zurich
                                 Financial Investment Management Advisory Council (insurance) (2004-2007);
                                 Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                 Independent Chairman GSK Employee Benefit Trust (since April 2006);
Trustee (since 2007)             Director of Correctnet (since January 2006); Trustee of Employee Trusts
Age: 68                          (since January 2006); President, Chief Executive Officer and Board Member
                                 of CRAFund Advisors, Inc. (investment management company) (since January
                                 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of
                                 Trustees of Quaker Investment Trust (registered investment company)
                                 (2004-2007); President of The Community Reinvestment Act Qualified
                                 Investment Fund (investment management company) (2004-2007); Chief
                                 Operating Officer and Chief Financial Officer of Lincoln National
                                 Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc.
                                 (investment management subsidiary of Lincoln National Corporation)
                                 (1993-2003); President, Chief Executive Officer and Trustee of Delaware
                                 Investment Family of Funds (1993-2003); President and Board Member of
                                 Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                 National Income Funds, TDC (1993-2003); Chairman and Chief Executive
                                 Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.)
                                 (1993-2003); President and Chief Executive Officer of Delaware Service
                                 Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial
                                 Officer, Vice Chairman and Director of Equitable Capital Management
                                 Corporation (investment subsidiary of Equitable Life Assurance Society)
                                 (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget
                                 Director (1974-1977), Assistant Treasurer (1972-1974) and Director of
                                 Corporate Taxes (1969-1972); held the following positions at Price
                                 Waterhouse & Company (financial services firm): Tax Manager (1967-1969),
                                 Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States
                                 Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                 Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)             foundation) (since 2005); Director of ICI Education Foundation (education
Age: 67                          foundation) (October 1991-August 2006); President of the Investment
                                 Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June
                                 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                 A director or trustee of other Oppenheimer funds. Oversees 64 portfolios
Trustee (since 2005)             in the OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,            Fellow of the Carnegie Corporation (since 2007); Distinguished
Trustee (since 2005)             Presidential Fellow for International Affairs (since 2002) and Member
Age: 69                          (since 1979) of the National Academy of Sciences; Council on Foreign
                                 Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew
                                 W. Mellon Foundation (since 2001); Chair of Science Initiative Group
                                 (since 1999); Member of the American Philosophical Society (since 1996);
                                 Trustee of Woodward Academy (since 1983); Foreign Associate of Third
                                 World Academy of Sciences; Director of the Institute for Advanced Study
                                 (1991-2004); Director of Bankers Trust New York Corporation (1994-1999);
                                 Provost at Duke University (1983-1991). Oversees 54 portfolios in the
                                 OppenheimerFunds complex.

MARY F. MILLER,                  Trustee of International House (not-for-profit) (since June 2007);
Trustee (since 2005)             Trustee of the American Symphony Orchestra (not-for-profit) (since
Age: 65                          October 1998); and Senior Vice President and General Auditor of American
                                 Express Company (financial services company) (July 1998-February 2003).
                                 Oversees 54 portfolios in the OppenheimerFunds complex.

                   28 | OFI TREMONT CORE STRATEGIES HEDGE FUND

JOEL W. MOTLEY,                  Managing Director of Public Capital Advisors, LLC (privately held
Trustee (since 2005)             financial advisor) (since January 2006); Managing Director of Carmona
Age: 56                          Motley, Inc. (privately-held financial advisor) (since January 2002);
                                 Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc.
                                 (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign
                                 Relations, Member of the Investment Committee of the Episcopal Church
                                 of America, Member of the Investment Committee and Board of Human
                                 Rights Watch and Member of the Investment Committee of Historic Hudson
                                 Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman of RSR Partners (formerly "The Directorship Search Group,
Trustee (since 2005)             Inc.") (corporate governance consulting and executive recruiting)
Age: 76                          (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital
                                 Association. Oversees 54 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Director of C-TASC (bio-statistics services) (since 2007); Director of
Trustee (since 2003)             the following medical device companies: Medintec (since 1992) and
Age: 67                          Cathco (since 1996); Director of Lakes Environmental Association
                                 (environmental protection organization) (since 1996); Member of the
                                 Investment Committee of the Associated Jewish Charities of Baltimore
                                 (since 1994); Director of Fortis/Hartford mutual funds (1994-December
                                 2001). Director of C-TASC (a privately-held bio-statistics company)
                                 (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Oil Properties, Inc. (oil and gas exploration and
Trustee (since 2003)             production company) (since 1994); Vice President of American Talc
Age: 60                          Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice
                                 President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                 (1993-1999); and Director of PacifiCorp. (electric utility)
                                 (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER   THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                 STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281- 1008. MR. MURPHY SERVES
                                 AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM,
                                 OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                 AN INTERESTED DIRECTOR DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS,
                                 INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director of the Manager (since
President and Principal          June 2001); President of the Manager (September 2000-February 2007);
Executive Officer and            President and director or trustee of other Oppenheimer funds; President
Trustee (since 2003)             and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
Age: 58                          parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                                 (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                 (November 2001-December 2006); Chairman and Director of Shareholder
                                 Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and
                                 Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                                 Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont
                                 Capital Management, Inc. (since November 2001), HarbourView Asset
                                 Management Corporation and OFI Private Investments, Inc. (since July
                                 2001); President (since November 2001) and Director (since July 2001)
                                 of Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                 Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                 (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                                 Chairman (since October 2007) and Member of the Investment Company
                                 Institute's Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND       THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
                                 MESSRS. BIRNEY, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL
                                 CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                 VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                                 TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

TIMOTHY J. BIRNEY,               Vice President of the Sub-Adviser (since January 2005) and was
Vice President and Portfolio     Investment Management Associate for Tremont Capital, Inc., the parent
Manager (since 2005)             company of the Sub-Adviser, (November 2003 -January 2005); Vice
Age: 40                          President at Asset Alliance Corporation (May 2002-November 2003); Vice
                                 President and Research Portfolio Manager of Alternative Asset
                                 Management at Nikko Securities Co. International, Inc. (March 1998-May
                                 2002).

                   29 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief         March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc.,
Compliance Officer               Centennial Asset Management and Shareholder Services, Inc. (since March
(since 2004)                     2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Age: 57                          Asset Management Corporation and Shareholder Services, Inc. (since June
                                 1983); Former Vice President and Director of Internal Audit of the Manager
                                 (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal          Treasurer of the following: HarbourView Asset Management Corporation,
Financial & Accounting           Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Officer (since 1999)             Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since
Age: 48                          March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                 International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                 Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds
                                 Legacy Program (charitable trust program established by the Manager)
                                 (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company
                                 (trust company subsidiary of the Manager) (since May 2000); Assistant
                                 Treasurer of the following: OAC (since March 1999), Centennial Asset
                                 Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                 Program (April 2000-June 2003). An officer of 103 portfolios in the
                                 OppenheimerFunds complex.

BRIAN S. PETERSEN,               Vice President of the Manager (since February 2007); Assistant Vice President
Assistant Treasurer              of the Manager (August 2002- February 2007); Manager/Financial Product
(since 2004)                     Accounting of the Manager (November 1998-July 2002). An officer of 103
Age: 37                          portfolios in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer              Financial Reporting and Compliance of First Data Corporation (April 2003-July
(since 2005)                     2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March
Age: 38                          2003). An officer of 103 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2003)           March 2002) of the Manager; General Counsel and Director of the Distributor
Age: 59                          (since December 2001); General Counsel of Centennial Asset Management
                                 Corporation (since December 2001); Senior Vice President and General Counsel
                                 of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                 September 1997) and Director (since November 2001) of OppenheimerFunds
                                 International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                 Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                 Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                 President, General Counsel and Director of Shareholder Financial Services,
                                 Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                 President, General Counsel and Director of OFI Private Investments, Inc. and
                                 OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                 Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                 President (May 1985-December 2003). An officer of 103 portfolios in the
                                 OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary              Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                     2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios
Age: 40                          in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary              September 2004); First Vice President (2000-September 2004), Director
(since 2004)                     (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch
Age: 44                          Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary              (since October 2003) of the Manager; Vice President (since 1999) and
(since 2003)                     Assistant Secretary (since October 2003) of the Distributor; Assistant
Age: 42                          Secretary of Centennial Asset Management Corporation (since October 2003);
                                 Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                                 1999); Assistant Secretary of OppenheimerFunds Legacy Program and
                                 Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994- October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                  30 | OFI TREMONT CORE STRATEGIES HEDGE FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $52,000 in fiscal 2008 and $50,000 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $6,500 in fiscal 2008 and no such fees in fiscal 2007.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews, N-14 review and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $262,736 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable. The Fund invests exclusively in non-voting securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The portfolio manager of the Fund is Timothy J. Birney (referred to as the "Portfolio Manager"), who is primarily responsible for selecting the Fund's investments in Hedge Funds and allocating the Fund's assets among the Hedge Funds selected. Mr. Birney has been Vice President and portfolio manager of the Sub-Adviser since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Sub-Adviser, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

      - OTHER ACCOUNTS MANAGED. In addition to managing the Fund's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2008.

OFI TREMONT CORE STRATEGIES        REGISTERED INVESTMENT       OTHER POOLED
         HEDGE FUND                      COMPANIES         INVESTMENT VEHICLES   OTHER ACCOUNTS
---------------------------------  ----------------------  --------------------  --------------
Accounts Managed                                  2                    13            [None]
                                       ------------            ----------            ------
Total Assets Managed*                  $         29            $    1,996            [None]
                                       ------------            ----------            ------
Accounts with Performance-Based
Advisory Fees                                     2                    10            [None]
                                       ------------            ----------            ------
Total Assets in Accounts with
Performance-Based Advisory Fees*       $         29            $    1,738            [None]

----------------
* In millions.

      As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

      - COMPENSATION OF THE PORTFOLIO MANAGER. Mr. Birney is employed and compensated by the Sub-Adviser, not the Fund. The Sub-Adviser's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward contributions toward creating shareholder value. As of March 31, 2008, Mr. Birney's compensation consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent.

      The base pay component is reviewed regularly to ensure that it is commensurate with the requirements of the portfolios under Mr. Birney's management, reflects any specific competence or specialty of the manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including management's evaluation of the Fund's pre-tax performance for periods since Mr. Birney became the Fund's portfolio manager. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The performance of other pooled investment vehicles and other accounts are also considered in determining Mr. Birney's compensation. Mr. Birney's compensation with respect to the Fund is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to reduce potential conflicts of interest between the Fund and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Fund, described above.

      - OWNERSHIP OF FUND SHARES. As of March 31, 2008, Mr. Birney did not beneficially own any shares of the Fund.

NOTE: IF TIM BIRNEY OWNS SHARES PLEASE INDICATE DOLLAR RANGE OF OWNERSHIP:

 $1 - $10,000
 $10,001 - $50,000
 $50,001 - $100,000
 $100,001 - $500,000
 $500,001 - $1,000,000
 Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Core Strategies Hedge Fund

By:  /s/ John V. Murphy
     ----------------------------------
     John V. Murphy
     Principal Executive Officer
Date: 05/14/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John V. Murphy
     ---------------------------------
     John V. Murphy
     Principal Executive Officer
Date: 05/14/2008

By:  /s/ Brian W. Wixted
     ---------------------------------
     Brian W. Wixted
     Principal Financial Officer
Date: 05/14/2008